EXHIBIT 99.1

SLIDE 1

APAC CUSTOMER SERVICES, INC.
Investor Presentation
May 2006
Robert J. Keller, President & CEO/George H. Hepburn, SVP & CFO

SLIDE 2
Forward Looking Statements
Certain statements, including discussions of the Company’s expectations for 2006 and beyond, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are inherently uncertain as they are based on various expectations and assumptions about future events, and they are subject to known and unknown risks, uncertainties and other factors, which may cause actual events and results to differ materially from historical results or the future results expressed or implied by the forward-looking statements. Refer to the Company’s Annual Report on Form 10-K for the year ended January 1, 2006 and the Company’s First Quarter Report on Form 10-Q for the quarter ended April 2, 2006 for a description of the factors that could cause such results to differ. The Company intends its forward-looking statements to speak only as of the date made and undertakes no obligation to update or revise any forward-looking statements.

SLIDE 3
Investor Highlights
Pure Play provider of customer care services and solutions

Strong, stable client portfolio of Fortune 500 companies and other industry leaders

Strategy in Place to Drive Profitable Growth

•	Strategic Realignment Completed

•	Shifting Toward Higher Margin Business Model

•	Optimizing Domestic Capacity and Efficiency

•	Accelerating International Capacity and Growth

All leading to:
Focused on Growth Value Added Business to Maximize Shareholder Returns

SLIDE 4
Company Overview
7,100+ employees in U.S. and Philippines
Current capacity:

•	12 call centers in U.S. with 5,400 seats

•	1,200-seat center in Manila

•	400-seat center to open in Manila in June 2006

•	Introducing atHOME Service option

Target industry-leading, “blue chip” clients

•	Clients include UPS, Verizon, Citigroup, WellPoint

Fortune 500 management team assembled to drive growth

SLIDE 5
Target Industries
Six high-growth industries with critical customer care needs

•	Healthcare

•	Financial Services

•	Publishing

•	Business Services

•	Travel & Entertainment

•	Communications

Place premium on customer loyalty and retention
APAC critical to clients’ business success
Provides foundation for “lifetime” client relationships
APAC client base includes industry leaders in each sector
Selective in the business we pursue

SLIDE 6
Blue Chip Client Base
APAC’s strategy: to serve the right industries, the right clients, with the right applications

•	Our clients are:

•	Industry leaders

•	Financially strong

•	Characterized by complex service needs

•	Aligned with APAC’s value-based business model

•	Vested in our success

•	For many, APAC is primary or sole service

provider

SLIDE 7
Service Excellence Drives Growth

Vertical	Initial Assignment	Expanded Assignment
Healthcare	Patient calls in one plan, one region	Multiple Plans

Multiple Regions

Provider

Patient

Business Services	Package Tracking	Customer Service

Package Information

Claims Processing

Telecommunications Client	One regions-wireless	Multiple regions

Customer Service

Technical Support

SLIDE 8
Strategic Realignment
Successfully repositioned the company in 2005

•	Exited outbound customer acquisition business and unprofitable client relationships

•	Represented ~ 25% of Q105

revenue base

•	Eliminated 400 salaried positions

•	Right-sized fixed cost infrastructure

•	Reduced excess capacity by 1,300 seats

•	Closed 12 underutilized centers

SLIDE 9
Shift to Multi-Platform Offering Underway
Domestic capacity

•	12 centers (one client-owned) with 5,400 seats

•	Expect to downsize by 1,000 seats before year-end

International capacity (Manila, Philippines)

•	1,200-seat center fully operational

•	400-seat center to open in June 2006

•	~2,000-seat center under construction

New atHOME Service option

•	Designed to reduce attrition, increase efficiency, expand capacity

•	Currently supporting four clients

SLIDE 10
APAC’s Positioning

•	1st customer care provider to establish site in Alabong, Manila

•	Early mover advantage in healthcare vertical

•	Differentiated by reputation for delivering complex applications and services and service excellence

•	Superior technology capabilities

•	Synchronize offering with clients’ IT infrastructure to support delivery of complex applications

SLIDE 11
Market Opportunity
$50 billion inbound customer care service segment of CRM industry

•	Only 10% has been outsourced

APAC supports less than 25% of customer care call activities of existing clients
Clients offer significant opportunity to cross-sell and grow organically due to size, stability and scale
Healthcare vertical offers huge upside potential

•	Strong trend to outsource to reduce infrastructure costs

•	Industry’s quality concerns and HIPPA issues have been addressed

Source: Datamonitor, August 2005

SLIDE 12
Growth Strategy
Expand offshore capacity
Optimize current capacity and leverage fixed costs

•	Close additional domestic customer care centers

•	Increase utilization of atHOME services

Improve domestic labor model to attract and retain best customer service representatives
Implement industry-leading operational processes and auditable standards of performance
Growth opportunities

•	Growth within same application and entity

•	New applications within existing client (e.g., different divisions)

•	New clients

SLIDE 13
Promising Revenue Trends ($ Mils)
Excluding exited business, quarterly revenue grew 20% YOY in Q1 2006

	Q1 05	Q2 05	Q3 05	Q4 05	Q1 06
Strategic/Ongoing Business	$49.9	$46.3	$47.3	$57.6	$59.8

Exited Business	15.8	11.9	9.0	2.1	0.9

Total APAC Revenue	65.7	58.2	56.3	59.7	60.7

SLIDE 14
Q106 Results Demonstrate Solid Progress

	Q106 Results	Q105 Results

Total Revenue	$60.7Mil	$65.7Mil

“Strategic” Revenue	$59.8Mil	$49.9Mil

Gross Profit Percent	12.6%	10.2%

SG&A (1)	$8.1Mil	$9.9Mil

Adjusted EBITDA (1) (2)	$2.6Mil	$(0.25)Mil

Adjusted Free Cash Flow (1) (2)	$1.7Mil	$(2.8)Mil

EPS	$(.01)	$(.05)

(1)	Excluding restructuring and other charges

(2)	See the company’s Q1 2006 10-Q for information on and reconciliation of Non-GAAP Financial Measures

SLIDE 15
Balance Sheet and Bank Covenant Highlights

Balance Sheet Highlights ($Mils)

	Q1 2006	Q4 2005

Net Cash/(Debt)	($9.4)	($11.0)

Excess Availability	$10.8	$6.2

Equity	$51.5	$51.9

DSO (Days)	59	57

Q1 2006 Debt Covenant Highlights ($Mils)
	Actual	Covenant
Tangible Net Worth	$11.5	$6.0

Interest Coverage Ratio	3.4x	2.0x

Minimum Free Cash Flow (1)	$2.0	$0.6

Maximum Cash Restructuring Charge (2)	$2.6	$9.0

(1)Includes Stock Option Expense
(2)Actual Cash Outlay Against $9 Million Cap

SLIDE 16
Current 2006 Guidance
Full-year revenue forecast of $230 million

•	Raised by $10 million in April 2006 due to growing demand

•	Assumes exit from T-Mobile contract by end of Q2

•	Assumes ramp down of Medicare Part D volume

Expect APAC to become profitable in Q406

•	Accelerated build-out of capacity in Manila and new business ramp impacted earlier return to profitability

SLIDE 17
Business Model Assumptions

Annualized Revenue Per Average Seat ($000s)
	Actual	Actual	Estimate
	Q1 2005	Q1 2006	Q4 2006
Domestic	$40.1	$40.8	$42-$44

Offshore	$20.1	$20.5	$17-$19

Total	$38.3	$37.0	$34-$36

Gross Profit Margin
	Actual	Actual	Estimate
	Q1 2005	Q1 2006	Q4 2006
Gross Profit %	10.2%	12.6%	15%-17%

Note: Offshore margins are approx. 50% greater than domestic margins

SLIDE 18
Business Model Assumptions

Seat Count Trend-Domestic and Offshore
End of Period Seat Count
	Actual	Actual	Estimate	Estimate
Domestic	Q1 2005	Q1 2006	Q4 2006	Mid 2007

Domestic-At Site	6,190	5,408	4,400	4,400

Domestic-At Home	N/M	N/M	200	400

Domestic-Subtotal	6,190	5,408	4,600	4,800

Offshore

Site 1	600	1,219	1,219	1,219

Site 2			400	400

Site 3			600	1,800

Offshore-Subtotal	600	1,219	2,219	3,419

Total Seats	6,790	6,627	6,819	8,219

SLIDE 19
Seats – By Vertical

Seats by Vertical-End of Period
	Q1 2006	% of Total
Healthcare(1)	2,644	39.9%

Communications	982	14.8%

Business Services	739	11.1%

Financial Services	399	6.0%

Publishing and Other	658	9.9%

Available Capacity	1,205	18.2%

Total Seats	6,627	100.0%

(1) Includes Part D

SLIDE 20
Investor Highlights
Pure Play provider of customer care services and solutions

Strong, stable client portfolio of Fortune 500 companies and other industry leaders

Strategy in Place to Drive Profitable Growth

•	Strategic Realignment Completed

•	Shifting Toward Higher Margin Business Model

•	Optimizing Domestic Capacity and Efficiency

•	Accelerating International Capacity and Growth

All leading to:
Focused on Growth Value Added Business to Maximize Shareholder Returns